UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	February 7, 2020

Wireless Telecom Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

001-11916	22-2582295
(Commission File Number)	(IRS Employer Identification No.)

25 Eastmans Road
Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 386-9696

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	WTT	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

On February 7, 2020, Wireless Telecom Group, Inc. (the “Company”) filed a current report on Form 8-K (the “Original 8-K”) reporting that on February 7, 2020 the Company completed the acquisition of Holzworth Instrumentation, Inc. (“Holzworth”) and entered into a Term Loan Facility with Muzinich BDC to finance the acquisition. This Form 8-K/A amends the Original 8-K to include the historical audited financial statements and unaudited interim financial statements of Holzworth and the unaudited pro forma combined financial statements of Holzworth and the Company as required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original 8-K in reliance on the instructions to those items. All other items in the Original 8-K remain the same.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited financial statements for the twelve months ended December 31, 2018 and 2017 and unaudited interim financial statements for the nine months ended September 30, 2019 are filed herewith as Exhibit 99.2.

(b)	Pro Forma Financial Information

The unaudited pro form combined financial information for the twelve months ended December 31, 2018 and nine months ended September 30, 2019 and balance sheet as of September 30, 2019 are filed herewith as Exhibit 99.3

Exhibit No.	Description

10.1	Share Purchase Agreement, dated as of November 13, 2019 (previously filed).

99.2	Audited financial statements for the twelve months ended December 31, 2018 and 2017 and unaudited interim financial statements for the nine months ended September 30, 2019 for Holzworth.

99.3	Unaudited pro forma combined financial information of the Company and Holzworth for the twelve months ended December 31, 2018 and nine months ended September 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIRELESS TELECOM GROUP, INC.

Date: April 14, 2020	By:	/s/ Michael J. Kandell
Michael J Kandell
Chief Financial Officer and Corporate Secretary